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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) September 7, 2001

                         Commission file number: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                                   57-1575609
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 (State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                    Identification No.)

                         One Gateway Center, 19th Floor
                               Pittsburg, PA 15222
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                    (Address of principal executive offices)

                                 (412) 562-3700
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              (Registrant's telephone number, including area code)


                                      None
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           (former name or former address, if changed since last year)



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ITEMS 1, 2, 3, 4, 6, 8 AND 9

         Not applicable.

ITEM 5.  OTHER EVENTS

         On September 7, 2001, the Registrant issued a press release announcing that (i) the bank group under its $135 million revolving credit facility has extended until September 14, 2001 the expiration date of a previously issued waiver related to the Registrant's non-compliance with certain financial covenants during its fiscal year ended July 31, 2000 and (ii) the Registrant was continuing to work with Questor Management Company LLC and the bank group in an attempt to complete an alternate transaction. A copy of the press release is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
              Not Applicable

         (B)  PRO FORMA FINANCIAL INFORMATION
              Not Applicable

         (C)  EXHIBIT NO.
              99.1     Press Release Dated September 7, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             THE CARBIDE/GRAPHITE GROUP, INC.

                             By: /s/ Walter B. Fowler
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                                     Walter B. Fowler - Chief Executive Officer


Dated:   September 10, 2001

                                  EXHIBIT INDEX

                   EXHIBIT
                     NO.        DESCRIPTION
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                    99.1        Press Release Dated September 7, 2001